POWER OF ATTORNEY

Know all by these presents,
that the undersigned hereby
constitutes and appoints
Amy J. Lee and Jake Hirsch
as the undersigned's true
and lawful attorney-in-fact to:


(1) execute for and on behalf
of the undersigned, in the
undersigned's capacity as an
officer, trustee and/or more
than 10% stockholder of
Guggenheim Credit Income Fund
and each of the feeder funds
listed on Appendix A hereto
(the "Companies"), Forms 3, 4
and 5 (including amendments
thereto) with respect to
securities of the Companies
in accordance with section 16(a)
of the Securities Exchange Act
of 1934 and the rules
thereunder (the "Exchange Act");

(2) do and perform any and all
acts for and on behalf of the
undersigned which may be
necessary or desirable to
complete and execute any such
Form 3, 4 or 5 (or amendments
thereto), and timely file such
form with the United States
Securities and Exchange
Commission and any stock
exchange or similar authority;
and

(3) take any other action of
any type whatsoever in
connection with the foregoing
which,in the opinion of such
attorney-in-fact, may be of
benefit to, in the best
interest of, or legally
required by, the undersigned,
in connection with filing such
Form 3, 4 or 5, it being
understood that the documents
executed by such attorney-in-fact
on behalf of the undersigned
pursuant to this Powerof Attorney
shall be in such form and shall
contain such terms and conditions
as such attorney-in-fact may
approve in such attorney-in-fact's
discretion.

The undersigned hereby grants to
each such attorney-in-fact full
power and authority to do and
perform any and every act and
thing whatsoever requisite,
necessary, or proper to be done
in the exercise of any of the
rights and powers herein granted,
as fully to all intents and
purposes as the undersigned might
or could do if personally present,
with full power of substitution or
revocation, hereby ratifying and
confirming all that such
attorney-in-fact shall lawfully
do or cause to be done by virtue
of this Power of Attorney and the
rights and powers herein granted.
The undersigned acknowledges that
such attorney-in-fact, in serving
in such capacity at the request of
the undersigned, is not assuming,
nor are the Companies assuming,
any of the undersigned's
responsibilities to comply with,
section 16 of the Exchange Act,
and that this Power of Attorney
does not relieve the undersigned
from responsibility for compliance
with the undersigned's obligations
under the Exchange Act. The
undersigned further acknowledges
that this Power of Attorney
authorizes, but does not require,
such attorney-in-fact to act in his
discretion on information provided
to him without independent
verification of such information.

This Power of Attorney shall remain
in full force and effect until the
undersigned is no longer required
to file Forms 3, 4 and 5 with
respect to the undersigned's
holdings of and transactions in
securities issued by the Companies,
unless earlier revoked by the
undersigned in a signed writing
delivered to the foregoing
attorney-in-fact.

IN WITNESS WHEREOF, the
undersigned has caused this
Power of Attorney to be executed
as of this 15th day of
September, 2021.


Signature:

/s/  Michael Guss





Appendix A - Schedule of
Feeder Funds

Guggenheim Credit Income
Fund 2019

Guggenheim Credit Income
Fund 2016 T